
FIRST
GUARANTY
BANK

2019

4th Quarter Report

FIRST GUARANTY BANCSHARES, INC.

fgb.net

A Message to Our Shareholders

Dear Shareholders,

What a quarter!

Earnings for the 4th quarter of 2019 were over 50% greater than earnings for the fourth quarter of 2018.

Our assets went over $2 billion ($2,117,048,000) with the Union Bank acquisition.

We declared and awarded a 10% stock dividend.

We completed and opened our new Amite branch office.

We successfully implemented the commercial loan segment of our nCino platform resulting in much better customer service.

Under the direction of Brandon Long, our Lending team closed out the year on a very strong note achieving our goals for the year.

Our Texas branches have exceeded our expectations.

On December 31, 2019, we paid our 106th consecutive quarterly dividend to our shareholders.

The fourth quarter of 2019 showed great progress toward our goal of building a fortress balance sheet. Now, on to 2020. We are working to make 2020 the best, the most successful, the most exciting year in the long history of First Guaranty Bank.

Thank you for your support. We continue toward our goals of improving our customer services, growing First Guaranty Bancshares, Inc., and enhancing value for our shareholders.

Sincerely,



Alton B. Lewis
Chief Executive Officer/President
First Guaranty Bancshares, Inc.

NASDAQ Symbol: **FGBI**

At A Glance

Branches
33

ATMs
48

Total Assets
$2.1 Billion

Deposits
$1.9 Billion

Total Loans
$1.5 Billion

$4.0 Million
4Q2019 Earnings (unaudited)

$14.2 Million
YTD2019 Earnings (unaudited)

106 and counting
Consecutive dividends paid

85
Years in Banking



Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
President and CEO | Guaranty Square

Eric J. Dosch*
Chief Financial Officer | Guaranty Square

Senior Vice Presidents

Thomas F. Brothers
Director of Internal Audit

Glenn A. Duhon, Sr.
Regional Manager | Abbeville

Ronnie R. Foshee
Regional Manager | Denham Springs

Adam J. Johnston
Regional Manager | North Lousiana

Mikki M. Kelley
Human Resouce Department Manager

Jordan M. Lewis
Texas Area President

Brandon C. Long
Chief Lending Officer

Ronnie C. Pittman
Special Assets Manager

Desiree B. Simmons
Loan Administration, Marketing & Training

Evan M. Singer
Regional Manager
Director of Mergers & Acquisitions

J. Richard Stark
Operations

Randy S. Vicknair
Chief Credit Officer

Christy L. Wells
Regional Manager | Hammond

Vice Presidents

Charles L. Baggs

Ashley N. Bell

Betty A. Boney

Brenda A. Briscoe

Cheryl Q. Brumfield

Scheila M. Davis

Mark J. Ducoing

Vikki W. Dupaquier

Colleen B. Ebarb

Ronald W. Edmonds

Denise D. Fletcher

Eric M. Fuller, Controller

Shirley P. Jones

Vice Presidents

JoEllen K. Juhasz, BSA Officer

Michael D. Knighten

Terrie E. McCartney

Craig E. Scelfo

Scott B. Schilling

Lisa K. Stoker

John A. Synco

D. Lynn Talley

Michael A. Wiggins

Assistant Vice Presidents

Darryl P. Boudreaux

Lauryn H. Coburn

Lance S. Davis

Landa G. Domangue

Vanessa R. Drew

Kevin J. Foster

Christy L. Frierson

Harrison R. Gill

Bonnie J. Griener

Ludrick P. Hildago

Leslie A. Hinzman

Donna S. Hodges

A. Shane Hughes

Keith T. Klein

Mandy P. Lee

Dev M. Patel

Rahul R. Patel, Lending Officer

Tracy D. Perry

Niekitsha S. Ridley

Robert W. Clifton, ISO

Officers

Rebecca G. Brown

Jeannette N. Ernst

V. Diane Patterson

Kristin M. Williams

* Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank

Consolidated Statements of Condition
(in thousands, except share data)

	December 31, 2019 (unaudited)	December 31, 2018
Assets		
Cash and cash equivalents:		
Cash and due from banks	$66,511	$127,416
Federal funds sold	914	549
Cash and cash equivalents	67,425	127,965
Investment securities:		
Available for sale, at fair value	340,434	296,977
Held to maturity, at cost (estimated fair value of $86,817 and $104,840 respectively)	86,579	108,326
Investment securities	427,013	405,303
Federal Home Loan Bank stock, at cost	3,308	2,393
Loans held for sale	-	344
Loans, net of unearned income	1,525,490	1,225,268
Less: allowance for loan losses	10,929	10,776
Net loans	1,514,561	1,214,492
Premises and equipment, net	55,667	39,695
Goodwill	13,571	3,472
Intangible assets, net	7,166	3,528
Other real estate, net	4,879	1,138
Accrued interest receivable	8,412	6,716
Other assets	15,046	12,165
Total Assets	$2,117,048	$1,817,211
Liabilities and Shareholders' Equity		
Deposits:		
Noninterest-bearing demand	$325,888	$244,516
Interest-bearing demand	635,942	594,359
Savings	135,156	109,958
Time	756,027	680,789
Total deposits	1,853,013	1,629,622
Short-term advances from Federal Home Loan Bank	13,079	-
Repurchase agreements	6,840	-
Accrued interest payable	6,047	3,952
Long-term advances from Federal Home Loan Bank	3,533	-
Senior long-term debt	48,558	19,838
Junior subordinated debentures	14,737	14,700
Other liabilities	5,206	1,815
Total Liabilities	1,951,013	1,669,927
Shareholders' Equity		
Common stock[1]:		
$1 par value - authorized 100,600,000 shares; issued 9,741,253 and 9,687,123 shares	9,741	9,687
Surplus	110,836	109,788
Retained earnings	43,283	34,947
Accumulated other comprehensive income (loss)	2,175	(7,138)
Total Shareholders' Equity	166,035	147,284
Total Liabilities and Shareholders' Equity	$2,117,048	$1,817,211

[1]All share amounts have been restated to reflect the ten percent stock dividend paid December 16, 2019 to shareholders of record as of December 9, 2019

Consolidated Statements of Income
(in thousands, except share, per share data & percentages)

	For the Three-Month Periods Ended December 31, 2019	2018
	(unaudited)	
Interest Income:		
Loans (including fees)	$21,221	$17,186
Deposits with other banks	495	338
Securities (including FHLB stock)	2,419	3,175
Federal funds sold	-	-
Total Interest Income	24,135	20,699
Interest Expense:		
Demand deposits	2,301	2,258
Savings deposits	120	126
Time deposits	4,420	3,399
Borrowings	625	422
Total Interest Expense	7,466	6,205
Net Interest Income	16,669	14,494
Less: Provision for loan losses	712	786
Net Interest Income after Provision for Loan Losses	15,957	13,708
Noninterest Income:		
Service charges, commissions and fees	880	726
ATM and debit card fees	568	550
Net gains (losses) on securities	230	(928)
Net gains on sale of loans	5	102
Other	490	285
Total Noninterest Income	2,173	735
Noninterest Expense:		
Salaries and employee benefits	6,899	5,909
Occupancy and equipment expense	1,658	1,493
Other	4,522	3,833
Total Noninterest Expense	13,079	11,235
Income Before Income Taxes	5,051	3,208
Less: Provision for income taxes	1,002	590
Net Income	$4,049	$ 2,618
Per Common Share[1]:		
Earnings	$0.42	$0.27
Cash dividends paid	$0.16	$0.15
Weighted Average Common Shares Outstanding	9,718,895	9,687,123
Return on Average Assets	0.81%	0.60%
Return on Average Common Equity	9.79%	7.24%

[1]All share amounts have been restated to reflect the ten percent stock dividend paid December 16, 2019 to shareholders of record as of December 9, 2019

Have Questions?

Consolidated Statements of Income
(in thousands, except share, per share data & percentages)

	For the Years Ended December 31, 2019 (unaudited)	2018
Interest Income:		
Loans (including fees)	$78,886	$64,836
Deposits with other banks	2,956	612
Securities (including FHLB stock)	9,800	12,941
Federal funds sold	1	1
Total Interest Income	91,643	78,390
Interest Expense:		
Demand deposits	10,447	8,531
Savings deposits	527	407
Time deposits	17,141	10,690
Borrowings	1,851	1,738
Total Interest Expense	29,966	21,366
Net Interest Income	61,677	57,024
Less: Provision for loan losses	4,860	1,354
Net Interest Income after Provision for Loan Losses	56,817	55,670
Noninterest Income:		
Service charges, commissions and fees	2,808	2,988
ATM and debit card fees	2,254	2,122
Net gains (losses) on securities	(157)	(1,830)
Net gains on sale of loans	1,376	278
Other	2,018	1,722
Total Noninterest Income	8,299	5,280
Noninterest Expense:		
Salaries and employee benefits	25,019	22,888
Occupancy and equipment expense	6,096	5,601
Other	16,104	14,786
Total Noninterest Expense	47,219	43,275
Income Before Income Taxes	17,897	17,675
Less: Provision for income taxes	3,656	3,462
Net Income	$14,241	$14,213
Per Common Share[1]:		
Earnings	$1.47	$1.47
Cash dividends paid	$0.60	$0.58
Book Value Per Common Share	$17.04	$15.20
Weighted Average Common Shares Outstanding	9,695,131	9,687,123
Return on Average Assets	0.76%	0.82%
Return on Average Common Equity	8.99%	9.98%

[1]All share amounts have been restated to reflect the ten percent stock dividend paid December 16, 2019 to shareholders of record as of December 9, 2019

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984